UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 25, 2023
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At their meetings held on May 25, 2023, the Boards of Directors of Northwest Natural Holding Company (NW Holdings) and Northwest Natural Gas Company (NW Natural) approved certain senior management promotions, effective May 25, 2023, in accordance with long-term succession planning efforts, including the following appointments:
Mr. David H. Anderson, who is 61, was reappointed Chief Executive Officer of NW Holdings and NW Natural, a position he has held since August 2016. Mr. Anderson additionally previously served as President of NW Holdings from inception to May 2023 and NW Natural from August 2016 to May 2023, as President and Chief Operating Officer of NW Natural from August 2015 to July 2016, as Executive Vice President and Chief Operating Officer from February 2014 to July 2015, as Executive Vice President of Operations and Regulation from February 2013 to February 2014, and as Senior Vice President and Chief Financial Officer from when he joined NW Natural in 2004 to February 2013. Before joining NW Natural, Mr. Anderson was Senior Vice President and Chief Financial Officer at TXU Gas. He previously held executive positions within TXU Corporation (formerly Texas Utilities) including Senior Vice President and Chief Accounting Officer, and Vice President of Investor Relations and Shareholder Services. Mr. Anderson also serves as Chair of the Board for all of NW Holdings’ and NW Natural’s wholly owned subsidiaries. Mr. Anderson holds a Bachelor of Business Administration in Accounting from Texas Tech University and is a retired Certified Public Accountant and Chartered Global Management Accountant.
Mr. Justin B. Palfreyman, who is 44, was appointed President of NW Holdings and NW Natural. Mr. Palfreyman previously held the position of Senior Vice President, Strategy and Business Development of NW Natural since February 2023. Prior to that he was Vice President, Strategy and Business Development of NW Natural from February 2017 to 2023 and Vice President, Business Development of NW Natural from 2016 to February 2017. Prior to joining NW Natural, Mr. Palfreyman was a Director in the Power, Energy and Infrastructure Group at Lazard, Freres & Co. from 2009 to 2016 and previously worked in the Infrastructure Investment Banking Group at Goldman Sachs. He has also held various positions in finance, strategy and business development at both Apex Learning and Accenture in Seattle, Washington. Mr. Palfreyman is also President and a member of the Board of NW Holdings’ wholly owned subsidiary, NW Natural Water Company, LLC and its subsidiaries, as well as of NW Natural’s wholly owned subsidiary NW Natural RNG Holding Company, LLC, and its subsidiaries. He also serves as a member of the Board of NW Holdings’ wholly owned subsidiary, NW Natural Renewables Holdings, LLC and its subsidiaries. Mr. Palfreyman graduated from Pacific Lutheran University with a Bachelor of Business Administration. He also holds a Master of Business Administration from The University of Chicago Booth School of Business and a Master of Public Policy from The University of Chicago Irving B. Harris School of Public Policy.
Mr. Frank H. Burkhartsmeyer, who is 58, was appointed Executive Vice President, Strategy and Business Development, and remains Chief Financial Officer of NW Holdings and NW Natural. Previously, Mr. Burkhartsmeyer served as Senior Vice President and Chief Financial Officer of NW Holdings and NW Natural since May 2017 when he joined NW Natural. Prior to joining NW Natural, Mr. Burkhartsmeyer was the President and Chief Executive Officer (CEO) of Avangrid Renewables (Renewables), which is a subsidiary of Avangrid and part of the Iberdrola Group. He had been with Renewables since October 2005, serving as Senior Vice President of Finance, and Vice President of Strategy Planning and Market Fundamentals prior to assuming his role as a Director and President and CEO in April 2015. Mr. Burkhartsmeyer had also previously served as Managing Director of Strategic Planning at ScottishPower, a vertically integrated energy company with headquarters in Glasgow, Scotland, with strategic oversight responsibility for the company’s two United States businesses-PacifiCorp and PPM Energy. He also held a variety of roles, including Director of Treasury at PacifiCorp, an electric power company operating in Oregon, Washington, California, Wyoming, and Utah prior to its acquisition by ScottishPower. Prior to that, Mr. Burkhartsmeyer spent seven years in the commercial banking industry in a variety of corporate development and financial analysis roles. He is a member of the Board of Directors for all of NW Holdings’ and NW Natural’s wholly owned subsidiaries. Mr. Burkhartsmeyer holds a Bachelor of Liberal Arts degree from the University of Montana and a Master of Business Administration from the University of Oregon.
In addition, at its meeting held on May 25, 2023, the Board of Directors of NW Natural approved the promotion of Ms. Kim H. Rush, who is 53, to Senior Vice President and Chief Operating Officer of NW Natural. Ms. Rush previously held the position of Senior Vice President, Operations and Chief Marketing Officer of NW Natural since 2018. Prior to that she held other positions, including Senior Vice President, Communications and Chief Marketing Officer, Vice President, Communications and Chief Marketing Officer, Chief Marketing and Communications Officer and Chief Corporate Communications Officer, as well as other roles, since joining NW Natural in 1998. Ms. Rush is a member of the Board of Directors for all of NW Holdings’ and NW Natural’s wholly owned subsidiaries. Ms. Rush received her Bachelor of Arts in Communications at the University of Iowa, and a Master of Science in Communications at Northwestern University in Illinois.

Item 7.01	Regulation FD Disclosure
On May 26, 2023, Northwest Natural Holding Company (NW Holdings) and Northwest Natural Gas Company (NW Natural) issued a press release announcing that the Board of Directors of each company approved certain senior management promotions. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, water and wastewater services and delivery, operations and maintenance support, value creation, succession planning, including promotions of executive officers, environmental stewardship, the energy transition, and other statements that are other than statements of historical facts.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible to predict all such factors, nor is it possible to assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

99.1	Press Release of Northwest Natural Holding Company and Northwest Natural Gas Company, issued May 26, 2023 (furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	May 26, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	May 26, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary